Keefe, Bruyette and Woods 12th Annual Community Bank Investor Conference August 2, 2011 Thomas A. Sa Executive Vice President Chief Financial Officer Chief Strategy Officer Daniel P. Myers President Chief Executive Officer Director

Forward Looking Statements Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities. The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10- K and 10-Q on file with the SEC.

Overview Regional Business Centers _ San Jose (HQ) _ Palo Alto (branch) Business Offices _ East Bay (C&I) _ Orange County (SBA) _ San Francisco (tech/BCFG) _ Boston, MA (tech/BCFG) _ Financial Highlights* ■ Total Assets $ 1.0 billion ■ Total Loans $ 653.2 million ■ Total Deposits $ 879.7 million ■ Total Stockholders' Equity $ 123.6 million ■ CPP Preferred Redeemed ■ Tangible Common Equity $ 105.2 million Dallas, TX (tech/BCFG) _ Reston, VA (tech/BCFG) ■ TCE/TA 12.0% ■ Tier 1 RBC Ratio 16.6% ■ Total RBC Ratio 17.9% ■ Loans/Deposits 74.3% ■ Cost of Funds 25 bps ■ Net Interest Margin 5.07% ■ Efficiency Ratio 76.86% ■ ROAA 0.73% ■ ROAE 5.82% ■ 2Q11 Net Income $ 1.8 million • at Q2 2011

Our Strategic Vision To be the Professional Business Bank of Choice for small and middle-market companies, and technology businesses in the markets we serve.

Strong Value Proposition Competitive PRODUCTS and SERVICES through channel partner relationships Highly EXPERIENCED credentialed and disciplined BANKERS SIMPLIFIED customer Outsourced BANKING TECHNOLOGY comparable to large national mega banks experience. SOPHISTICATED business banking.

_ Relationship Business Banking _ Solutions for All Lines of Business: _Commercial & Industrial _Technology & Emerging Business Real Business Solutions _Structured Finance (Asset Based / Factoring) _Small Business Administration _International Trade Banking & Services _Commercial Real Estate & Construction _Advanced Treasury & Cash Management

Bridge Bank Franchise _ Operating in attractive Silicon Valley and tech centric markets _ 2 regional business centers + 6 business offices _ Full range of corporate banking products delivered through experienced advisors _ Unique & effective use of banking technology _ Core funding-driven approach to building the business _ Surpassed $1 billion in assets at end of 2010 _ Experienced board and management _ Disciplined execution of our business plan _ Limited exposure to real estate _ Continued core growth through crisis

#1 C&I Bank Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

25% 23.89%23.84% 30% % Deposits Santa Clara, San Mateo, Alameda Counties Core Market Core Region – Silicon Valley* _ San Jose 10th largest US city1 _ 5 million regional population _ Among highest median family and per capita incomes in US2 _ $111 billion deposit market3 _ Largest concentration of technology 9 8.30% 7.65% 6.89% 4.19% 3.36% 3.34% 3.03% 1.47% 0.82% 0.69% 0% 5% 10% 15% 20% Adjusted to reflect roll-ups of WAMU to Chase, Wachovia to WFB, UCBH to East West and Merrill to BofA Source: FDIC; as of June 30, 2010 company formation and finance in the world1 _ Silicon Valley received 40% of US venture capital investment ($7.5b Q2, 2011)

BBNK YTD 2011 Summary _ Operating profit of $3.3 million _ +200% over prior year _ Consistent high quality deposit growth _ 96% core _ 59% DDA _ Continued credit quality improvement _ Recorded no provision for credit losses in 2Q11 _ Exceptionally well capitalized _ TCE of 11.96% _ Redeemed $24.0 million of TARP preferred stock _ Repurchased TARP warrant _ Continued robust new client acquisition

$832 $868 $897 $1,006 Average Total Assets ($M) Expanding Market Presence $1.03b total assets EOP Q2’11 2005 2006 2007 2008 2009 2010 YTD '11 $466 $607 $751 _ Core deposit driven _ Purely organic growth

Focus on Core Deposits $ millions (EOP) Deposit Mix 96% core deposits $646.7 $671.3 $777.6 $705.1 $848.0 $879.7 2005 2006 2007 2008 2009 2010 6/30/11 39.6% 30.8% 29.6% 34.1% 47.3% 52.3% 58.6% Certifcates of deposit Money market and savings Interest-bearing demand Noninterest-bearing demand _ _ Cost of funds • 25 bps Q2 ‘11 $468.2

Lending In A Challenging Environment $590.4 $686.1 $612.3 $590.3 $627.7 Average Outstanding Loan Balances ($M) GAINING MOMENTUM 2005 2006 2007 2008 2009 2010 YTD '11 $354.6 $466.5 _ $653M @ 6-30-11 _ +9.18% YoY Growth Average Balances _ 60%+ C&I

True C & I Focus BBNK % RE = 40% (60% Non-RE) Peer* % RE = 63% (37% Non-RE) June 30, 2011 Commercial ** Lending 60% Construction 6% Land 1% CRE 18% Other 4% SBA 11% ABL/F 20% Tech 16% C&I 24% ** Asset-based lending / Factoring *US Public Banks $500M-$1.5B TA; SNL as of March 31, 2011

6% 7% 8% High Value Business Net Interest Margin Great Recession & Financial Crisis 4.86% 2% 3% 4% 5% 2005 2006 2007 2008 2009 2010 YTD '11 BBNK BAC WFC CMA SIVB HTBK Peer* Average 3.89% = *US Public Banks $500M-$1.5B TA; SNL as of June 30, 2011 BBNK 2Q `11 NIM 5.07%

$316 $300 $350 Effective Revenue Generation Revenue Per Employee ($000) BBNK Revenue/Employee 156%of Peer* Group Average Great Recession & Financial Crisis $203 $100 $150 $200 $250 2003 2004 2005 2006 2007 2008 2009 2010 YTD 2011 BBNK Peer *= Average Rev/Empl of US Public Banks $500M-$1.5B TA; SNL as of as of March 31, 2011 *

Improving Operating Leverage $50.0 $60.0 $MM Great Recession & Financial Crisis REVENUE $- $10.0 $20.0 $30.0 $40.0 2004 2005 2006 2007 2008 2009 2010 YTD 2011 annualized Non-Interest Expense

_ Proactive credit risk recognition and management driven by key operating philosophies _ ‘Early Action – Early Out’ _ ‘First Loss – Best Loss’ _ Supplemented capital for endurance and opportunity _ $30 M private capital raise (CCBF preferred) _ Accepted $23.8 M UST CPP capital Managing Through the Crisis 2 0 0 8 - 2 0 0 9 _ Enhanced credit risk analytics, SAG, ERM _ Recognized conservative marks on NPA’s _ 70% reduction in L&C exposures; overall CRE reduction of 59% _ 40% decrease in classified asset portfolio _ NCO’s reduced 50% per year between 2008 and 2010 _ Q1 Converted $30M Preferred to Common; Q4 $30M common equity raised _ TARP repaid in full; warrant repurchased _ Significant credit recoveries 2 0 1 0 2011

Improving Credit Quality Trends 3% 4% 5% NPL/Total Loans Reserve Coverage 0% 1% 2% 134% coverage

2.58% $20 $25 $30 $35 2.50% 3.00% 3.50% 4.00% Holding Robust Reserves as Credit Stress Eases 2.07% Great Recession & Financial Crisis $- $5 $10 $15 -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2006 2007 2008 2009 2010 1Q11 2Q11 NCO/Total Loans ALLLR/Loans Provision Peer* = *US Public Banks $500M-$1.5B TA; SNL as of March 31, 2011

$3,037 $5,725 $8,634 $10,866 $2,591 $3,356 Improved Earnings Performance $1.27 $1.57 YTD ’11 Operating Earnings Annualized 2003 2004 2005 2006 2007 2008 2009 2010 YTD '11 ($2,768) $636 $3,156 $1,505 ($7,341) $1,435 ($000, except per diluted share amounts) $0.85 $0.46 $0.24 Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003 ($1.15) ($0.42) $0.06 Preferred Dividends ’09: $4,203 ‘10 :$1,955 ’11: $200 $0.22

$110,000 $130,000 $150,000 $170,000 Trust Preferred UST CPP Preferred Private Preferred Retained Earnings Common Stock Consolidated Capital Structure $(10,000) $10,000 $30,000 $50,000 $70,000 $90,000 Tangible common equity 87.6% of total capital

8% 12% 16% 20% Capital for Growth and Opportunity June 30, 2011 4% TCE Leverage Tier 1 RBC Total RBC *Peer = US Public Banks $500M-$1.5B TA; SNL, as of March 31, 2011 BBNK Peer* Tangible common equity ratio 11.96% 8.13% Leverage 14.30% 10.14% Tier 1 capital ratio 16.64% 14.35% Total risk based capital 17.89% 15.68% Regulatory Minimum BBNK Peer*

 Catalysts for Earnings Growth _ Continued organic balance sheet growth _ Utilization rates on LOC at low ebb _ Utilization currently in the low 30% range, well below historical levels _ NIM expansion _ Loan-to-Deposit ratio of 74% provides good opportunity to add 24 leverage that will positively impact NIM _ Asset sensitive balance sheet _ Lower levels of credit stress _ Potential recoveries and normalizing of credit costs _ Increased operating leverage

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Thank You / Q & A